Exhibit 10.3


                                                                  EXECUTION COPY

                    AMENDMENT No.2 and WAIVER dated as of November 14, 2001
               (this "Amendment"), in respect of and to the Credit Agreement dated as of November 12, 1999, as amended (the "Credit Agreement"), among MAXXIM MEDICAL, INC. ("Holdings"), MAXXIM MEDICAL GROUP, INC. (the "Borrower"), the LENDERS party thereto (the "Lenders"), THE CHASE MANHATTAN BANK, as Administrative Agent, Collateral Agent and Issuing Bank, BANKERS TRUST COMPANY, as Co-Syndication Agent, MERRILL LYNCH CAPITAL CORPORATION, as Co-Syndication Agent, CANADIAN IMPERIAL BANK OF COMMERCE, as Co-Documentation Agent, and CREDIT SUISSE FIRST BOSTON, as Co-Documentation Agent.


          A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

          B. The Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.

          C. The Lenders are willing so to amend such provisions of the Credit Agreement, pursuant to the terms and subject to the conditions set forth herein.

          D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as amended hereby).

          Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. AMENDMENTS TO SECTION 1.01. (a) The definition of the term "Lenders" in Section 1.01 of the Credit Agreement is hereby amended by inserting at the end of such Section, the following new text "and the Priority Revolving Lenders".

          (b) The definition of the term "Applicable Rate" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

     "APPLICABLE RATE" means, for any day (a) with respect to any Tranche B Term Loan, the applicable Tranche B Rate, (b) with respect to any Tranche C Term Loan, the applicable Tranche C Rate and (c) with respect to any ABR Loan or Eurodollar Loan that is (i) an Existing Revolving Loan or a Tranche A Term Loan, or with respect to the commitment fees payable hereunder with respect to the Existing Revolving Commitments or Tranche A Term Loans, as the case may be, the applicable rate per annum set forth below therefor under the caption "ABR Spread", "Eurodollar Spread" or "Commitment Fee Rate", as the case may be, based upon the Leverage Ratio as of the most recent determination date or (ii) a Priority Revolving Loan, or with respect to the commitment fees payable hereunder with respect to the Priority Revolving Commitments, as the case may be, the applicable rate per annum set forth below therefor under the caption "ABR Spread", "Eurodollar Spread" or "Commitment Fee Rate", as the case may be:

                          TRANCHE A/EXISTING REVOLVING


                                             ABR       EURODOLLAR   COMMITMENT FEE
  LEVERAGE RATIO:                          SPREAD       SPREAD           RATE
   ---------------                          ------       ------           ----
     CATEGORY 1
     ----------
Greater than or equal to 4.50 to 1.00         2.75%           3.75%     0.750%


     CATEGORY 2
     ----------
Less than 4.50 to 1.00 but greater than       2.50%           3.50%     0.750%
       or equal to 4.00 to 1.00

     CATEGORY 3
     ----------
Less than 4.00 to 1.00 but greater than       2.25%           3.25%     0.500%
       or equal to 3.50 to 1.00

     CATEGORY 4                               2.00%           3.00%     0.500%
     ----------
Less than 3.50 to 1.00


                               PRIORITY REVOLVING


     ABR SPREAD        EURODOLLAR SPREAD   COMMITMENT FEE RATE
     ----------        -----------------   -------------------
       3.75%                 4.75%                1.250%


                For purposes of the foregoing, (i) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Borrower's fiscal year based upon Holdings's consolidated financial statements delivered pursuant to Section 5.01(a) or (b) and (ii) each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change, PROVIDED that the Leverage Ratio shall be deemed to be in Category 1
           (A) at any time that an Event of Default has occurred and is continuing or (B) at the option of the Administrative Agent or at the request of the Required Lenders if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

          (c) The definition of the term "Class" in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing the text "Revolving Loans" with the text "Existing Revolving Loans, Priority Revolving Loans" and (ii) replacing the text "Revolving Commitment" with the text "Existing Revolving Commitment, Priority Revolving Commitment".

          (d) The definition of the term "Consolidated Cash Interest Expense" in
Section 1.01 of the Credit Agreement is hereby amended by adding the following text at the end thereof:

               Consolidated Cash Interest Expense of the Borrower for (a) the Test Period ending on or about December 31, 2001, shall be deemed to be the sum of (i) $25,008,000, and (ii) Consolidated Cash Interest Expense for the fiscal quarter of the Borrower ending on or about December 31, 2001, (b) the Test Period ending on or about March 31, 2002, shall be deemed to be the sum of (i) $16,511,000, and (ii) Consolidated Cash Interest Expense for the fiscal quarters of the Borrower ending on or about December 31, 2001 and March 31, 2002, and
          (c) the Test Period ending on or about June 30, 2002, shall be deemed to be the sum of (i) $8,063,000, and (ii) Consolidated Cash Interest Expense for the fiscal quarters of the Borrower ending on or about December 31, 2001, March 31, 2002, and June 30, 2002.

          (e) The definition of the term "Consolidated EBITDA" in Section 1.01 of the Credit Agreement is hereby amended by adding the following text at the end thereof:

                    For all purposes other than the calculation of the Applicable Rate, Consolidated EBITDA of the Borrower for (a) the Test Period ending on or about December 31, 2001, shall be deemed to be the sum of (i) $34,836,000 and (ii) Consolidated EBITDA for the fiscal quarter of the Borrower ending on or about December 31, 2001, (b) the Test Period ending on or about March 31, 2002, shall be deemed to be the sum of (i) $21,213,000, and (ii) Consolidated EBITDA for the fiscal quarters of the Borrower ending on or about December 31, 2001 and March 31, 2002, (c) the Test Period ending on or about June 30, 2002, shall be deemed to be the sum of (i) $11,036,000, and (ii) Consolidated EBITDA for the fiscal quarters of the Borrower ending on or about December 31, 2001, March 31, 2002, and June 30, 2002.

               For all purposes other than the calculation of the Applicable Rate, Consolidated EBITDA of the Borrower for any Test Period ending on or about or after December 31, 2001, and on or before December 31, 2003, shall be determined as provided above but (without duplication of any add-backs to Consolidated EBIT made pursuant to any other provision in this Agreement) by adding to Consolidated EBITDA as so determined for such Test Period the amounts of all write-offs in connection with the consolidation of facilities and restructuring charges, including extraordinary restructuring charges, during such Test Period to the extent that such write-offs and charges were deducted in determining Consolidated EBIT of the Borrower for such Test Period, PROVIDED that the aggregate amounts added pursuant to this sentence in determining Consolidated EBITDA of the Borrower (a) with respect to the fiscal quarter of the Borrower ending on or about December 31, 2001, shall not in aggregate exceed $37,000,000, but, in any event, the aggregate of any amounts added pursuant to this clause (a) in respect of any category referred to in Column 1 of Schedule 1.01(d) shall not exceed the amount set out in Column 2 of Schedule 1.01(d) for such category,
          (b) with respect to the fiscal years 2002 and 2003 of the Borrower, shall not exceed $33,000,000 for those fiscal years combined and shall not exceed $30,000,000 in either of those years, and (c) during the term of this Agreement shall not exceed $70,000,000.

          (f) The definition of the term "Disqualified Stock" in Section 1.01 of the Credit Agreement is hereby amended by adding at the end of the definition immediately before the ".", the following text

               PROVIDED FURTHER that, notwithstanding anything contained elsewhere in this Agreement to the contrary, a requirement for Holdings to redeem any Equity Interests with the Net Proceeds of the issuance by Holdings of other Equity Interests as permitted by Section 6.08(a)(vii) shall not alone cause such Equity Interests to be Disqualified Stock.

          (g) The definition of the term "Holdings Notes Indenture" in Section
1.01 of the Credit Agreement is hereby amended by adding after the text "Holdings Notes" the text "or Additional Holdings Notes or other discount notes of Holdings issued pursuant to the New Equity Contribution".

           (h) Paragraph (a) of the definition of the term "Prepayment Event" in
Section 1.01 of the Credit Agreement is hereby amended by (i) adding the text "and" immediately before the text "(ii)", (ii) replacing the text of clause (ii) with the following text:

          so long as the Borrower is in compliance with Sections 6.12, 6.13 and
          6.14 at the time of the applicable disposition, cash proceeds from any dispositions described in clause (d) of Section 6.05 of (A) during the period beginning on the Amendment No.2 Effective Date and ending on December 31, 2001, and in each fiscal year of the Borrower thereafter that ends on or before the later of (x) December 31, 2003, and (y) the last day of the fiscal year of the Borrower during which the Priority Revolving Commitments are terminated (such later date, the "Resumption Date"), up to $7,500,000, PROVIDED that the aggregate amount excluded pursuant to clause (ii)(A) during the period on and from the Amendment No.2 Effective Date until the Resumption Date shall not exceed $15,000,000 and (B) after the Resumption Date, up to the amounts described in clauses (ii) and (iii) as in effect prior to the Amendment No. 2 Effective Date.

and (iii) deleting clause (iii) in its entirety.

          (i) The definition of the term "Revolving Availability Period" in
Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

     "REVOLVING AVAILABILITY PERIOD" means the Existing Revolving Availability Period or the Priority Revolving Availability Period, as the context may require.

          (j) The definition of the term "Revolving Commitment" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

     "REVOLVING COMMITMENT" means, with respect to any Existing Revolving Lender, such Lender's Existing Revolving Commitment and, with respect to any Priority Revolving Lender, such Lender's Priority Revolving Commitment.

           (k) The definition of the term "Revolving Exposure" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

     "REVOLVING EXPOSURE" means, with respect to any Existing Revolving Lender, such Lender's Existing Revolving Exposure and, with respect to any Priority Revolving Lender, such Lender's Priority Revolving Exposure.

           (l) The definition of the term "Revolving Lender" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

     "REVOLVING LENDER" means an Existing Revolving Lender or a Priority Revolving Lender.

           (m) The definition of the term "Revolving Loan" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

     "REVOLVING LOAN" means an Existing Revolving Loan or a Priority Revolving Loan.

           (n) The definition of the term "Revolving Maturity Date" in Section
1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

     "REVOLVING MATURITY DATE" means, with respect to the Existing Revolving Loans and the Existing Revolving Commitments, the Existing Revolving Maturity Date and, with respect to the Priority Revolving Loans and the Priority Revolving Commitments, the Priority Revolving Maturity Date.

           (o) The definition of the term "Tranche B Rate" in Section 1.01 of the Credit Agreement is hereby amended by replacing the percentages "2.75%" and "3.75%" with "3.25%" and 4.25%", respectively.

           (p) The definition of the term "Tranche C Rate" in Section 1.01 of the Credit Agreement is hereby amended by replacing the percentages "3.00%" and "4.00%" with "3.50%" and "4.50%", respectively.

           (q) The following new definitions are added to Section 1.01 of the Credit Agreement in appropriate alphabetical order, as set forth below:

     "ADDITIONAL HOLDINGS NOTES" means any discount notes of Holdings (the terms of which shall be not less favorable to the Lenders than the terms of the Holdings Notes, except that the interest rate shall be a market interest rate at the time of issuance as determined by Holdings in good faith).

     "AMENDMENT NO. 2 EFFECTIVE DATE" means the date on which the conditions specified in Section 11 of Amendment No. 2 dated as of November 14, 2001, among Holdings, the Borrower, the Lenders and the other parties hereto are duly satisfied.

     "CASH TARGET AMOUNT" has the meaning assigned to such term in Section 2.01(d).

     "EXISTING REVOLVING AVAILABILITY PERIOD" means the period from and including the Closing Date to but excluding the earlier of the Existing Revolving Maturity Date and the date of termination of the Existing Revolving Commitments.

     "EXISTING REVOLVING COMMITMENT" means, with respect to each Lender, the commitment, if any, of such Lender to make Existing Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Existing Revolving Exposure hereunder, as such commitment may be

     (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of the Existing Revolving Commitment of each Existing Revolving Lender that became or becomes an Existing Revolving Lender after the Closing Date is set forth in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Existing Revolving Commitment. The initial aggregate amount of the Lenders' Existing Revolving Commitments is $30,000,000.

     "EXISTING REVOLVING EXPOSURE" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Revolving Loans and its LC Exposure and Swingline Exposure at such time.

     "EXISTING REVOLVING LENDER" means a Lender with an Existing Revolving Commitment or, if the Existing Revolving Commitments have terminated or expired, a Lender with any Existing Revolving Exposure.

     "EXISTING REVOLVING LOAN" means a Loan made pursuant to clause (d) of
     Section 2.01.

     "EXISTING REVOLVING MATURITY DATE" means the date that is six years after the Closing Date or the first Business Day thereafter, if such date is not a Business Day.

     "FUTURE NEW EQUITY CONTRIBUTION" means the transaction or transactions comprising (a) the issue by Holdings after the Amendment No. 2 Effective Date of pay-in-kind participating preferred stock of Holdings permitted under Section 6.01(c) and warrants to acquire common stock of Holdings (other than pursuant to the New Equity Contribution), for aggregate gross cash proceeds of the amount (the "Maximum Required Amount") equal to the positive difference (if any) between (i) $50,000,000 and (ii) the aggregate gross cash proceeds (which shall be deemed to include the aggregate principal amount of Indebtedness of the Borrower that was held by the Sponsor or any Affiliate thereof and was incurred pursuant to Section 6.01(a)(xi) and then canceled or otherwise forgiven solely in exchange for the issuance by Holdings of preferred stock and warrants referred to above) received by Holdings pursuant to the New Equity Contribution, PROVIDED that the aggregate liquidation preference of such preferred stock at the time of issuance does not exceed the aggregate gross cash proceeds so received from such issuance by more than the amount determined by Holdings in good faith to reflect the market discount for such preferred stock at the time of issuance, and (b) the contribution by Holdings of all such proceeds to the Borrower as common equity.

     "NEW EQUITY CONTRIBUTION" means the transactions comprising (a) the issue by Holdings of pay-in-kind participating preferred stock of Holdings permitted under Section 6.01(c) and warrants to acquire common stock of Holdings, for aggregate gross cash proceeds (which shall be deemed to include the aggregate principal amount of Indebtedness of the Borrower that was held by the Sponsor or any Affiliate thereof and was incurred pursuant to Section 6.01(a)(xi) and then canceled or otherwise forgiven solely in exchange for the issuance by Holdings of preferred stock and warrants referred to above) of at least $23,500,000, PROVIDED that the aggregate liquidation preference of such preferred stock at the time of issuance does not exceed the aggregate gross cash proceeds so received or deemed received from such issuance by more than the amount determined by Holdings in good faith to reflect the market discount for such preferred stock at the time of issuance, and (b) the contribution by Holdings of all such proceeds to the Borrower as common equity.

     "PRIORITY REVOLVING AVAILABILITY PERIOD" means the period from and including the day after the date on which the Future New Equity Contribution is consummated to but excluding the earlier of the Priority Revolving Maturity Date and the date of termination of the Priority Revolving Commitments.

     "PRIORITY REVOLVING COMMITMENT" means, with respect to each Lender, the commitment, if any, of such Lender to make Priority Revolving Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Priority Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Priority Revolving Commitment is set forth on Schedule 2.01A, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Priority Revolving Commitment, as applicable. The initial aggregate amount of the Lenders' Priority Revolving Commitments is $20,000,000 (or, if less, the aggregate amount of the Priority Revolving Commitments set forth on Schedule 2.01A).

      "PRIORITY REVOLVING EXPOSURE" means, with respect to any Priority Revolving Lender at any time, the sum of the outstanding principal amount of such Priority Revolving Lender's Priority Revolving Loans.

      "PRIORITY REVOLVING LENDER" means a Lender with a Priority Revolving Commitment or, if the Priority Revolving Commitments have terminated or expired, a Lender with any Priority Revolving Exposure.

      "PRIORITY REVOLVING LOAN" means a Loan made pursuant to clause (e) of
      Section 2.01.

     "PRIORITY REVOLVING MATURITY DATE" means the date that is two years after the Amendment No. 2 Effective Date or the first Business Day thereafter, if such date is not a Business Day, PROVIDED that, if on the original Priority Revolving Maturity Date no Default or Event of Default has occurred and is continuing, the Borrower may, at the Borrower's option, extend the Priority Revolving Maturity Date to the date that is three years after the Amendment No. 2 Effective Date by (a) giving written notice to the Administrative Agent and the Priority Revolving Lenders not later than 45 Business Days prior to the original Priority Revolving Maturity Date and (b) paying to each Priority Revolving Lender on the original Priority Revolving Maturity Date an extension fee equal to 1.0% of the amount of each Priority Revolving Lender's Priority Revolving Commitment on such date.

     "REQUIRED PRIORITY REVOLVING LENDERS" means, at any time, Priority Revolving Lenders having Priority Revolving Exposures representing more than 50% of the sum of the total Priority Revolving Exposures at such time.

           SECTION 2. AMENDMENT TO SECTION 1.03. Section 1.03 of the Credit Agreement is hereby amended by inserting the following new text immediately before the "." at the end of such Section:

     From and after the Amendment No. 2 Effective Date, (i) each reference in Sections 2.04 and 2.05 of the Credit Agreement to "Revolving Availability Period" shall be deemed to be a reference to "Existing Revolving Availability Period", (ii) each reference in Sections 2.04, 2.05, 2.12(b) and 2.19(b) of the Credit Agreement and in the definition of the term Applicable Percentage in Section 1.01 of the Credit Agreement to "Revolving Commitment" shall be deemed to be a reference to "Existing Revolving Commitment", (iii) each reference in Sections 2.04 and 2.05 of the Credit Agreement to "Revolving Exposure" shall be deemed to be a reference to "Existing Revolving Exposure", (iv) each reference in Sections 2.04, 2.05 and 2.12 of the Credit Agreement to "Revolving Lender" shall be deemed to be a reference to "Existing Revolving Lender", (v) each reference in Sections 2.05 and 2.06 of the Credit Agreement to "Revolving Loan" shall be deemed to be a reference to "Existing Revolving Loan", and (vi) each reference in Section 2.05 of the Credit Agreement to "Revolving Maturity Date" shall be deemed to be a reference to "Existing Revolving Maturity Date".

           SECTION 3. AMENDMENTS TO ARTICLE II. (a) Section 2.01 of the Credit Agreement is hereby amended by deleting all the text after the words "Tranche C Commitment" in the first sentence of such Section and replacing such text with the following:

     ,(d) in the case of each Existing Revolving Lender, to make Existing Revolving Loans to the Borrower on the Closing Date and from time to time during the

     Existing Revolving Availability Period in an aggregate principal amount that will not result in such Existing Revolving Lender's Existing Revolving Exposure exceeding such Existing Revolving Lender's Existing Revolving Commitment and (e) in the case of each Priority Revolving Lender, to make Priority Revolving Loans to the Borrower from time to time during the Priority Revolving Availability Period in an aggregate principal amount that will not result in such Priority Revolving Lender's Priority Revolving Exposure exceeding such Priority Revolving Lender's Priority Revolving Commitment, PROVIDED that no Priority Revolving Loan will be made at any time if, at such time, (i) the total Existing Revolving Exposures of all Lenders is less than the total Existing Revolving Loan Commitments of all Lenders at such time, or (ii) the aggregate amount of cash and face value of Permitted Investments held by Holdings and its Subsidiaries exceeds $2,000,000 after giving pro forma effect to such Priority Revolving Loan and pro forma effect to any cash expenditures reasonably and in good faith anticipated by the Borrower to be made within two Business Days after such time (the "Cash Target Amount").

           (b) Section 2.02(c) of the Credit Agreement is hereby amended by (i) replacing the first reference to "ABR Revolving Borrowing" with the text "ABR Existing Revolving Borrowing or ABR Priority Revolving Borrowing" and (ii) deleting the text of the first proviso and replacing it with the following text:

     PROVIDED that an ABR Existing Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Existing Revolving Commitment or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e) and an ABR Priority Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Priority Revolving Commitment.

           (c) Section 2.03(i) of the Credit Agreement is hereby amended by deleting the text "Revolving Borrowing" and replacing it with the text "Existing Revolving Borrowing, Priority Revolving Borrowing".

           (d) Section 2.08(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                SECTION 2.08. TERMINATION AND REDUCTION OF COMMITMENTS. (a) Unless previously terminated, (i) the Tranche A Commitments, Tranche B Commitments and Tranche C Commitments shall terminate at 5:00 p.m., New York City time, on the Closing Date, (ii) the Existing Revolving Commitments shall terminate on (A) the Existing Revolving Maturity Date or
      (B) unless otherwise agreed in writing by Existing Revolving Lenders holding a majority of the Existing Revolving Commitments, if more than $20,000,000 in aggregate principal amount of the Existing Notes is neither (I) repurchased as part of the Debt Tender Offer nor (II) repaid on or before the Existing Notes Refinancing Date with the proceeds of the issuance or incurrence of Permitted Refinancing Indebtedness, the Existing Notes Refinancing Date and
     (iii) the Priority Revolving Commitments shall terminate on the Priority Revolving Maturity Date.

           (e) Section 2.08(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                (b) The Borrower may at any time terminate, or from time to time reduce, the Commitments of any Class, PROVIDED that (i) each reduction of the Commitments of any Class shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000, (ii) the Borrower shall not terminate or reduce the Existing Revolving Commitments (A) at any time before the termination of the Priority Revolving Commitments or
      (B) if, after giving effect to any concurrent prepayment of the Existing Revolving Loans in accordance with Section 2.11, the sum of the Existing Revolving Exposures would exceed the total Existing Revolving Commitments, and (iii) the Borrower shall not terminate or reduce the Priority Revolving Commitments if, after giving effect to any concurrent prepayment of the Priority Revolving Loans in accordance with Section 2.11, the sum of the Priority Revolving Exposures would exceed the total Priority Revolving Commitments.

           (f) Section 2.09(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                SECTION 2.09. REPAYMENT OF LOANS; EVIDENCE OF DEBT. (a) The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Existing Revolving Lender the then unpaid principal amount of each Existing Revolving Loan of such Existing Revolving Lender on the Existing Revolving Maturity Date, (ii) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Term Loan of such Lender as provided in Section 2.10, (iii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Existing Revolving Maturity Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least two Business Days after such Swingline Loan is made, PROVIDED that (A) on each date that an Existing Revolving Borrowing is made and (B) if requested by the Swingline Lender, on the last day of March, June, September and December of each year, the Borrower shall repay all Swingline Loans then outstanding, and (iv) to the Administrative Agent for the account of each Priority Revolving Lender the then unpaid principal amount of each Priority Revolving Loan of such Priority Revolving Lender on the Priority Revolving Maturity Date.

           (g) Section 2.11(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                (b) In the event that and on each occasion on which (i) the sum of the Existing Revolving Exposures exceeds the total Existing Revolving Commitments, the Borrower shall prepay Existing Revolving Borrowings or Swingline Borrowings (or, if no such Borrowings are outstanding, deposit cash collateral in an account with the Administrative Agent pursuant to
      Section 2.05(j)) in an aggregate amount equal to such excess or (ii) the sum of the Priority Revolving Exposures exceeds the total Priority Revolving Commitments, the Borrower shall prepay Priority Revolving Borrowings in an aggregate amount equal to such excess.

           (h) Section 2.11 of the Credit Agreement is hereby amended by adding new paragraphs (g), (h), (i) and (j) as follows:

                (g) The Borrower shall, on the date of consummation of the New Equity Contribution, apply the lesser of (i) $50,000,000 and (ii) the Net Proceeds of the New Equity Contribution to prepay Existing Revolving Loans and the remainder of such amount shall be available for general corporate purposes.

                (h) The Borrower shall, on the date of consummation of the Future New Equity Contribution, apply the Net Proceeds of the Future New Equity Contribution to prepay Existing Revolving Loans and the remainder of such amount shall be available for general corporate purposes.

                (i) In the event and on each occasion on which the aggregate amount of cash and face value of Permitted Investments held by Holdings and its Subsidiaries shall exceed the Cash Target Amount, the Borrower will repay Priority Revolving Loans, if any, outstanding at such time in the amount of such excess.

                (j) Notwithstanding any of the provisions of this Agreement to the contrary, (i) the Borrower may not voluntarily prepay Term Borrowings pursuant to Section 2.11(a) prior to the termination of the Priority Revolving Commitments, (ii) the Borrower may not prepay Existing Revolving Loans or Swingline Loans if, after giving effect to such prepayment of Existing Revolving Loans or Swingline Loans, any Priority Revolving Loans shall remain outstanding, and (iii) any amounts that would at any time prior to the termination of the Priority Revolving Commitments otherwise be applied to the prepayment of Term Loans pursuant to any provision of this Section 2.11 (other than Section 2.11(a)), shall instead be applied at such time first, to prepay the Priority Revolving Loans (without any reduction in the Priority Revolving Commitments) and, second, after all outstanding Priority Revolving Loans have been reduced to zero, to prepay Term Loans.

           (i) Section 2.12 of the Credit Agreement is hereby amended by adding a new paragraph (e) as follows:

           (e) The Borrower agrees to pay to the Administrative Agent for the account of each Priority Revolving Lender a commitment fee, which shall accrue at the Applicable Rate on the average daily unused amount of the Priority Revolving Commitment of such Lender during the period from and including the Amendment No. 2 Effective Date to but excluding the date on which such Priority Revolving Commitment terminates. Accrued commitment fees shall be payable in arrears on the last day of January, April, July and October of each year and on the date on which the Priority Revolving Commitments terminate, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees with respect to Priority Revolving Commitments, a Priority Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Priority Revolving Loans of such Lender.

           (j) Section 2.13(d) of the Credit Agreement is hereby amended by (i) replacing the text "in the case of Revolving Loans, upon termination of the Revolving Commitments" with the text "in the case of Existing Revolving Loans, upon termination of the Existing Revolving Commitments and, in the case of Priority Revolving Loans, upon termination of the Priority Revolving Commitments" and (ii) replacing the text "(other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period)" with the text "(other than a prepayment of an ABR Existing Revolving Loan prior to the end of the Existing Revolving Availability Period and an ABR Priority Revolving Loan prior to the end of the Priority Revolving Availability Period)".

           SECTION 3A. AMENDMENT TO ARTICLE III. Section 3.06(a)(ii) of the Credit Agreement is hereby amended by inserting the following text immediately after "(ii)" and before "that":

      except as set forth in Schedule 3.06(a)(ii),

           SECTION 4.  AMENDMENT TO ARTICLE IV.  The first paragraph of
Article IV is hereby amended by inserting the following text immediately before the ":":

      , PROVIDED that no amendment to or waiver of any condition set forth in this Article IV, any representation or warranty or covenant contained in this Agreement or any other Loan Document, or any Default or Event of Default, shall be effective for purposes of determining whether the conditions precedent set forth hereunder to the making of any Priority Revolving Loan have been satisfied unless the Required Priority Revolving Lenders shall have consented to such amendment or waiver

           SECTION 5. AMENDMENTS TO ARTICLE V. (a) Section 5.11(b) of the Credit Agreement is hereby amended by replacing the text "Revolving Loans" with the text "Existing Revolving Loans".

           (b) Section 5.11 of the Credit Agreement is hereby amended by adding a new paragraph (e) with the following text:

                (e) The proceeds of Priority Revolving Loans will be used by the Borrower for general corporate purposes.


           SECTION 6. AMENDMENTS TO ARTICLE VI. (a) Section 6.01(a) of the Credit Agreement is hereby amended by deleting the "and" from clause (xii), adding an "and" to the end of clause (xiii) and adding a new clause (xiv) as follows, immediately before the "." at the end of such Section:

      (xiv) Indebtedness incurred by Holdings in the form of Additional Holdings Notes, PROVIDED that the aggregate principal amount of all Additional Holdings Notes issued by Holdings pursuant to this paragraph (xiv) shall not exceed $50,000,000 (plus the aggregate principal amount accreted on such Additional Holdings Notes after their respective dates of issuance in accordance with their terms and the aggregate principal amount of Additional Holdings Notes of Holdings issued to repay or repurchase Additional Holdings Notes of Holdings previously issued pursuant to this paragraph (xiv) in accordance with Section 6.08(b))

           (b) Section 6.01(b) of the Credit Agreement is hereby amended by replacing the "and" at the end of clause (iv) with the text "," and adding the following text immediately after clause (v):

      and (vi) Indebtedness incurred by Holdings pursuant to Section
      6.01(a)(xiv).

           (c) Section 6.01(c) of the Credit Agreement is hereby amended by adding the following text immediately before the "." at the end of such Section:

      ,except that Holdings may issue preferred stock that is not Disqualified Stock , PROVIDED that, at any time, the sum of (i) the aggregate liquidation preference of all preferred stock issued by Holdings pursuant to this paragraph (c) and outstanding at such time and (ii) the aggregate principal amount of all Additional Holdings Notes issued by Holdings pursuant to paragraph (xiv) of
     Section 6.01(a) and outstanding at such time shall not exceed $50,000,000 (plus (A) an amount reflecting any discount for any preferred stock issued by Holdings pursuant to this paragraph (c) and outstanding at such time, or any discount for any Additional Holdings Notes issued by Holdings pursuant to Section 6.01(a)(xiv) and outstanding at such time, that was determined in good faith by Holdings to reflect the market discount for such preferred stock or Additional Holdings Notes, as the case may be, at the time of issuance, (B) an amount reflecting any premium paid in connection with any payment, purchase, repurchase, retirement, defeasance or other acquisition or retirement for value of preferred stock of Holdings or Additional Holdings Notes in accordance with the terms of such preferred stock or Additional Holdings Notes, as the case may be, if such premium was determined in good faith by Holdings at the time of issuance of such preferred stock or Additional Holdings Notes, as the case may be, to be a market premium and (C) the aggregate principal amount of Additional Holdings Notes accreted on Additional Holdings Notes previously issued by Holdings pursuant to paragraph (xiv) of Section 6.01(a) and the aggregate liquidation preference of preferred stock of Holdings issued by Holdings in payment of (or to fund (including as part of the purchase or redemption price for preferred stock) the payment of) dividends on preferred stock previously issued by Holdings pursuant to this paragraph (c), in each case under this clause (C) after the respective dates of issuance of such Additional Holdings Notes or preferred stock (as applicable) in accordance with their respective terms)

           (d) Section 6.04 of the Credit Agreement is hereby amended by inserting at the end of such Section the following new text:

                Notwithstanding the foregoing, the Borrower will not, and will not permit any of the Subsidiaries to, (a) during the period beginning on October 15, 2001, and ending on the date that is one year after the Amendment No. 2 Effective Date, effect investments constituting Permitted Acquisitions in excess of an aggregate amount of $2,500,000 (determined on the basis set forth in paragraph (i) of this Section 6.04) and (b) during the period beginning on October 15, 2001, and ending on the later of (x) December 31, 2003, and (y) the last day of the fiscal year of the Borrower during which the Priority Revolving Commitments are terminated, effect investments constituting Permitted Acquisitions in excess of an aggregate amount of $10,000,000 (determined on the basis set forth in paragraph (i) of this Section 6.04).

          (e) Section 6.08(a) of the Credit Agreement is hereby amended by inserting at the end of clause (ii) the following new text:

     or its preferred stock, to the extent such preferred stock is permitted to be issued pursuant to Section 6.01(c)

 by amending and restating clause (vii) in its entirety as follows:

                (vii) any purchase, repurchase, retirement, defeasance or other acquisition or retirement for value of Equity Interests of Holdings (including Equity Interests issued by Holdings pursuant to the New Equity Contribution or Future New Equity Contribution) made by exchange for, or out of the proceeds of the substantially concurrent sale of, (A) Equity Interests of Holdings (other than Equity Interests issued pursuant to the New Equity Contribution or the Future New Equity Contribution and Disqualified Stock and Equity Interests issued or sold to the Borrower or a Subsidiary or an employee stock ownership plan or other trust established by the Borrower or any of the Subsidiaries) or (B) Additional Holdings Notes issued by Holdings pursuant to Section 6.01(a)(xiv), PROVIDED that the consideration paid by Holdings for each purchase, repurchase, retirement, defeasance or other acquisition or retirement for value of Equity Interests other than common stock of Holdings pursuant to this clause (vii) shall not exceed the gross cash proceeds (which shall be deemed to include the aggregate principal amount of Indebtedness of the Borrower that was held by the Sponsor or any Affiliate thereof and was incurred pursuant to Section 6.01(a)(xi) and then canceled or otherwise forgiven solely in exchange for the issuance by Holdings of preferred stock and warrants pursuant to the New Equity Contribution) received by Holdings as the consideration for the issuance by it of the Equity Interests to be purchased, repurchased, retired, defeased or otherwise acquired or retired for value (plus any amounts that are referred to in subclauses (A), (B) and (C) of Section 6.01(c) that are specifically applicable with respect to the preferred stock to be purchased, repurchased, retired, defeased or otherwise acquired or retired for value), PROVIDED FURTHER that no purchase, repurchase, retirement, defeasance or other acquisition or retirement for value of common stock of Holdings will be made by exchange for, or out of the proceeds of the sale of, preferred stock of Holdings or Additional Holdings Notes;

and deleting "and" at the end of clause (vii) thereof and inserting the following immediately before the "." at the end of such Section:

      ; and (ix) the Borrower may at any time after the date that is five years after the date of issuance by Holdings of any Additional Holdings Notes pursuant to Section 6.01(a)(xiv), provided that no Default or Event of Default has occurred and is continuing or will occur as a result of such payment and to the extent permitted by the Subordinated Debt Documents and the Existing Notes Debenture in each case as in effect on the date hereof, pay dividends to Holdings when and to the extent necessary to fund payments of interest accrued and payable on such Additional Holdings Notes;

           (f) Section 6.08(b) of the Credit Agreement is hereby amended (i) by inserting the following immediately prior to the ";" at the end of paragraph
(iv) of such Section:

      and (C) payments in cash in respect of interest on any Additional Holdings Notes issued pursuant to Section 6.01(a)(xiv) prior to the date that is five years after the date of issuance of such Additional Holdings Notes;

, and (ii) by deleting "and" at the end of paragraph (v) of such Section and inserting at the end of paragraph (vi) immediately before the "." new paragraphs
(vii) and (viii) as follows:

                (vii) payment of Indebtedness incurred under Section 6.01(a)(xiv) made by exchange for, or out of proceeds of the substantially concurrent sale of, (A) Equity Interests of Holdings (other than Disqualified Stock and other than Equity Interests issued or sold to the Borrower or a Subsidiary or an employee stock ownership plan or other trust established by the Borrower or any of the Subsidiaries) or (B) other Indebtedness incurred under Section 6.01(a)(xiv) for the purpose of refinancing such Indebtedness, PROVIDED that the consideration paid by Holdings for each payment of Additional Holdings Notes pursuant to this clause (vii) shall not exceed the gross cash proceeds received by Holdings as the consideration for the issuance by it of the Additional Holdings Notes to be paid (plus any amounts that are referred to in subclauses (A), (B) and (C) of Section 6.01(c) that are specifically applicable with respect to the Additional Holdings Notes to be paid); and

                (viii) the payment of Indebtedness incurred pursuant to Section 6.01(a)(xi) through the issuance by Holdings of preferred stock of Holdings in exchange for the cancelation or other forgiveness of such Indebtedness pursuant to the parenthetical in the definition of the term "New Equity Contribution".

           (g) Section 6.09 of the Credit Agreement is hereby amended by deleting the last "and" from clause (h), adding an "and" to the end of clause
(i) and adding a new clause (j) as follows, immediately before the "." at the end of such Section.

                (j) The issuance by Holdings of pay-in-kind participating preferred stock and warrants (including in exchange for the cancelation or other forgiveness of Indebtedness incurred pursuant to Section 6.01(a)(xi)) pursuant to the New Equity Contribution or the Future New Equity Contribution.

           (h) Section 6.12 of the Credit Agreement is hereby amended by replacing the table therein with the following:


PERIOD:                                    RATIO:
-------                                    ------
4th fiscal quarter 2001                    1.10 to 1.00
1st fiscal quarter 2002                    1.10 to 1.00
2nd fiscal quarter 2002                    1.10 to 1.00
3rd fiscal quarter 2002                    1.10 to 1.00
4th fiscal quarter 2002                    1.10 to 1.00
1st fiscal quarter 2003                    1.10 to 1.00
2nd fiscal quarter 2003                    1.10 to 1.00
3rd fiscal quarter 2003                    1.25 to 1.00
4th fiscal quarter 2003                    1.25 to 1.00
1st fiscal quarter 2004                    1.50 to 1.00
2nd fiscal quarter 2004                    1.50 to 1.00
3rd fiscal quarter 2004                    1.75 to 1.00
4th fiscal quarter 2004                    1.75 to 1.00
1st fiscal quarter 2005                    2.00 to 1.00
2nd fiscal quarter 2005                    2.00 to 1.00
3rd fiscal quarter 2005                    2.20 to 1.00
4th fiscal quarter 2005                    2.20 to 1.00
1st fiscal quarter 2006                    2.40 to 1.00
2nd fiscal quarter 2006                    2.40 to 1.00
3rd fiscal quarter 2006                    2.40 to 1.00
4th fiscal quarter 2006                    2.40 to 1.00
1st fiscal quarter 2007                    3.00 to 1.00
2nd fiscal quarter 2007                    3.00 to 1.00
3rd fiscal quarter 2007                    3.25 to 1.00
4th fiscal quarter 2007                    3.25 to 1.00
1st fiscal quarter 2008, and thereafter    3.50 to 1.00


           (i) Section 6.13 of the Credit Agreement is hereby amended by replacing the table therein with the following:

                                                                              19
PERIOD:                                    RATIO:
-------                                    ------
4th fiscal quarter 2001                    9.90 to 1.00
1st fiscal quarter 2002                    9.90 to 1.00
2nd fiscal quarter 2002                    9.90 to 1.00
3rd fiscal quarter 2002                    9.90 to 1.00
4th fiscal quarter 2002                    9.90 to 1.00
1st fiscal quarter 2003                    9.00 to 1.00
2nd fiscal quarter 2003                    8.00 to 1.00
3rd fiscal quarter 2003                    7.50 to 1.00
4th fiscal quarter 2003                    7.00 to 1.00
1st fiscal quarter 2004                    6.25 to 1.00
2nd fiscal quarter 2004                    5.75 to 1.00
3rd fiscal quarter 2004                    5.50 to 1.00
4th fiscal quarter 2004                    5.25 to 1.00
1st fiscal quarter 2005                    4.75 to 1.00
2nd fiscal quarter 2005                    4.75 to 1.00
3rd fiscal quarter 2005                    4.50 to 1.00
4th fiscal quarter 2005                    4.25 to 1.00
1st fiscal quarter 2006                    4.00 to 1.00
2nd fiscal quarter 2006                    4.00 to 1.00
3rd fiscal quarter 2006                    3.60 to 1.00
4th fiscal quarter 2006                    3.60 to 1.00
1st fiscal quarter 2007                    3.00 to 1.00
2nd fiscal quarter 2007                    3.00 to 1.00
3rd fiscal quarter 2007                    2.75 to 1.00
4th fiscal quarter 2007                    2.75 to 1.00
1st fiscal quarter 2008, and thereafter    2.75 to 1.00


           (j) Section 6.14 of the Credit Agreement is hereby amended by replacing the table therein with the following:

PERIOD:                                    RATIO:
-------                                    ------
4th fiscal quarter 2001                    6.00 to 1.00

PERIOD:                                    RATIO:
-------                                    ------
1st fiscal quarter 2002                    6.00 to 1.00
2nd fiscal quarter 2002                    6.00 to 1.00
3rd fiscal quarter 2002                    6.00 to 1.00
4th fiscal quarter 2002                    6.00 to 1.00
1st fiscal quarter 2003                    5.50 to 1.00
2nd fiscal quarter 2003                    5.00 to 1.00
3rd fiscal quarter 2003                    4.75 to 1.00
4th fiscal quarter 2003                    4.25 to 1.00
1st fiscal quarter 2004                    3.75 to 1.00
2nd fiscal quarter 2004                    3.50 to 1.00
3rd fiscal quarter 2004                    3.25 to 1.00
4th fiscal quarter 2004                    3.00 to 1.00
1st fiscal quarter 2005                    2.75 to 1.00
2nd fiscal quarter 2005                    2.75 to 1.00
3rd fiscal quarter 2005                    2.60 to 1.00
4th fiscal quarter 2005                    2.60 to 1.00
1st fiscal quarter 2006                    2.40 to 1.00
2nd fiscal quarter 2006                    2.40 to 1.00
3rd fiscal quarter 2006                    2.25 to 1.00
4th fiscal quarter 2006                    2.25 to 1.00
1st fiscal quarter 2007, and thereafter    1.75 to 1.00

           (k) Section 6.15 of the Credit Agreement is hereby amended by (i) replacing all the text immediately following the text "the Subsidiaries in" and prior to the text ", PROVIDED" in paragraph (a) with the following text:

           (i) the former fiscal years of the Borrower ending on or about October 31, 2000, or October 31, 2001, to exceed $15,000,000, (ii) the months of November 2001 and December 2001, to exceed, in aggregate, $3,000,000, (iii) any fiscal year of the Borrower ending on or about December 31, 2002, or December 31, 2003 to exceed $15,000,000, and (iv) any fiscal year of the Borrower ending thereafter to exceed $15,000,000

(ii) replacing the text "and" immediately before the text "(ii)" in paragraph
(b) with a "," and inserting the text ", and (iii) in the case of the fiscal years of the Borrower ending on or about December 31, 2003, and December 31, 2004, only, $5,000,000" immediately before the "." .

           (l) Section 6.16 of the Credit Agreement is hereby amended by adding to the end of such Section a new sentence as follows:

           Commencing on the Amendment No. 2 Effective Date, (a) each fiscal year for the Borrower and the Subsidiaries shall end on December 31 and
      (b) the fiscal quarters for the Borrower and the Subsidiaries shall end on March 31, June 30 , September 30 and December 31.

           SECTION 7. NEW SCHEDULES. The Credit Agreement is hereby amended by inserting a new Schedule 1.01(d) in the form set out in Annex A hereto, inserting a new Schedule 2.01A in the form set out in Annex B hereto and inserting a new Schedule 3.06(a)(ii) in the form set out in Annex C hereto.

           SECTION 8. EVENT OF DEFAULT. The parties agree that, without limiting any provision contained in Article VII of the Credit Agreement, an Event of Default shall occur if, at or before 3:00 p.m. New York City time, on December 31, 2001, the Future New Equity Contribution has not been completed.

           SECTION 9. FEES. In consideration of the agreements of the Required Lenders contained in this Amendment, the Borrower agrees to pay to the Administrative Agent, (a) for the account of each Lender that delivers an executed counterpart of this Amendment by 12:00 noon, New York City time, on November 16, 2001 and affirms such delivery by 12:00 noon, New York City time, on November 30, 2001, a one-time amendment fee (the "Amendment Fee") in an amount equal to 0.50% of the sum of such Lender's Revolving Commitment (prior to giving effect to this Amendment) and the aggregate principal amount of such Lender's Term Loans, in each case on such date, (b) for the account of each Priority Revolving Lender a one-time commitment fee (the "Priority Commitment Fee") in an amount equal to 2.00% of such Lender's Priority Revolving Commitment on such date and (c) for the account of each Priority Revolving Lender a one-time funding fee (the "Priority Funding Fee") in an amount equal to 1.00% of such Lender's Priority Commitment which shall be payable to the Borrower upon the making of the initial drawing on the Priority Revolving Facility, PROVIDED that the Amendment Fee, the Priority Commitment Fee and the Priority Funding Fee shall not be payable unless and until this Amendment becomes effective as provided in Section 10 below.

           SECTION 10. REPRESENTATIONS AND WARRANTIES. Each of Holdings and the Borrower represents and warrants to the Administrative Agent, to the Issuing Bank and to each of the Lenders that:

           (a) This Amendment has been duly authorized, executed and delivered by Holdings and the Borrower and constitutes their legal, valid and binding obligation, enforceable in accordance with its terms subject, in each case, to the approval of the special committee of the board of directors of Holdings, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether the same is considered in a proceeding at law or in equity).

           (b) The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties, shall, to such extent, be true and correct in all material respects as of such earlier date.

           (c) On the date hereof and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

           SECTION 11. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date first above written when (A) the Administrative Agent shall have received (a) counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrower, (ii) Holdings, (iii) the Required Lenders and (iv) each Lender that will provide a Priority Revolving Commitment (as set forth on Annex B hereto), (b) the Amendment Fees and Priority Commitment Fees and any fees separately agreed upon by the Administrative Agent and the Borrower, (c) evidence satisfactory to the Administrative Agent that the New Equity Contribution has been consummated, (d) a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment No.2 Effective Date) of each of (i) Wachtell, Lipton, Rosen & Katz, counsel for Holdings and the Borrower, (ii) if the Administrative Agent reasonably requests, Baker Botts L.L.P., Texas counsel for Holdings, and (iii) if the Administrative Agent reasonably requests, in-house counsel for Holdings and the Borrower, covering such matters relating to the Loan Parties, this Amendment and the transactions contemplated thereby as the Required Lenders may reasonably request, (e) any amendments to the Security Documents as the Administrative Agent may reasonably request, and in form and substance acceptable to the Administrative Agent, (f) evidence reasonably satisfactory to the Administrative Agent of the approval of the execution, delivery and performance of this Amendment and the transactions contemplated hereby by the special committee of the board of directors of Holdings, (g) evidence reasonably satisfactory to the Administrative Agent that the Pre-Contribution Transactions (as defined below) have been consummated, and (h) such documents and certificates as the

Administrative Agent may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of this Amendment and the transactions contemplated hereby to occur on the Amendment No. 2 Effective Date or subsequent thereto pursuant to the Pre-Contribution Transactions and any other related legal matters, all in form and substance satisfactory to the Administrative Agent and its counsel, and (B) Holdings and the Borrower shall have received evidence reasonably satisfactory to them that the initial aggregate amount of Priority Revolving Commitments is $20,000,000.

Holdings and the Borrower may waive the condition set forth in Section 11(B) above and, upon such waiver, this Amendment shall become effective upon the satisfaction of the conditions set forth in Section 11(A) above.

For the purposes of this Section only, "PRE-CONTRIBUTION TRANSACTIONS" means (a) the due execution and delivery of an agreement or agreements, in form and substance reasonably satisfactory to the Administrative Agent, among a special purpose, bankruptcy remote Affiliate of Fox Paine Capital Fund L.P. reasonably satisfactory to the Administrative Agent (the"Contributor"), Holdings and the Borrower (and identifying the Administrative Agent as a third-party beneficiary) pursuant to which if, by 3:00 p.m., New York City time, on December 31, 2001, Holdings has not received the aggregate gross cash proceeds required to be payable to it pursuant to the Future New Equity Contribution, then at such time (unless a Trigger Event shall have occurred at or prior to such time) (i) the Contributor will automatically be deemed to have purchased from Holdings, and Holdings will automatically be deemed to issue to the Contributor, without any further action on the part of any Person, pay-in-kind participating preferred stock of Holdings and warrants to acquire common stock of Holdings, in each case in accordance with the definition of the term "Future New Equity Contribution", for aggregate gross cash proceeds in an amount (such amount, the "Required Amount") sufficient to cause the Future New Equity Contribution to be completed, and (ii) cash contained in the Cash Collateral Account (as defined below) in the Required Amount will be released to the Borrower and such release will be deemed to constitute payment to Holdings of the purchase price for the preferred stock and warrants so issued or deemed issued pursuant to the Future New Equity Contribution and the contribution by Holdings of such cash to the Borrower as common equity, (b) the deposit by the Contributor of cash in an aggregate amount equal to the Maximum Required Amount (as defined within the definition of the term "Future New Equity Contribution") into an account held at The Chase Manhattan Bank in the name of The Chase Manhattan Bank (the "Cash Collateral Account") and (c) the due execution and delivery by the Contributor, Holdings and the Borrower of such documentation as is requested by the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, to provide for the grant of a security interest to the Collateral Agent in the Cash Collateral Account and all funds deposited therein to secure (i) the purchase obligations of the Contributor under clause (a) above and (ii) the Obligations in an amount equal to the Required Amount from time to time, which documentation will expressly permit the Collateral Agent to apply such funds toward payment of the Obligations upon the occurrence of any Default under paragraph (h) or (i) of
Article VII of the Credit Agreement or any acceleration of the maturity of the Obligations pursuant to Article VII of the Credit Agreement (any such Default or acceleration, a "Trigger Event").

           SECTION 12. CREDIT AGREEMENT. Except as specifically modified hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby.

           SECTION 13. RELEASE. Holdings and the Borrower each hereby forever releases, discharges and holds harmless the Administrative Agent and each Lender, and each Affiliate of any of the foregoing Persons, and the financial and legal advisors, directors, trustees, partners, members, employees, agents and advisors of any of the foregoing (any such person, a "Releasee"), from any and all losses, claims, damages, demands, debts, liabilities, expenses, obligations, actions, causes of action, suits, sums of money, accounts, reckonings, covenants, contracts, controversies, agreements, promises and rights whatsoever, whenever arising, out of actions or omissions occurring prior to the effectiveness of this Amendment, whether arising under the Credit Agreement or the other Loan Documents, any Loan or Commitment or the use of the proceeds thereof, or any other agreements, instruments, engagements, conversations or transactions contemplated by or relating to any of the foregoing, known or unknown, suspected or unsuspected, contingent or fixed, liquidated or unliquidated, matured or unmatured, in law, equity or otherwise that Holdings or the Borrower ever had, now have, or hereafter can, shall or may have against any of the Releasees for, upon, or by reason of any matter, cause, transaction or thing whatsoever occurring at any time prior to the effectiveness of this release.

           SECTION 14. WAIVER. The Required Lenders hereby waive any Default or Event of Default that may have arisen as a result of the failure by the Borrower and Holdings to comply with Sections 6.12, 6.13 and 6.14 of the Credit Agreement (prior to giving effect to this Amendment) with respect to the Test Period ending on or about October 31, 2001.

           SECTION 15. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

           SECTION 16. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

           SECTION 17. EXPENSES. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


                                   MAXXIM MEDICAL, INC.,

                                      by   /s/  Mark S. Sellers
                                        ---------------------------------------
                                        Name:  Mark S. Sellers
                                        Title:  Vice Chairman & CFO


                                   MAXXIM MEDICAL GROUP, INC.,

                                      by  /s/ Mark S. Sellers
                                        ---------------------------------------
                                        Name:  Mark S. Sellers
                                        Title:  Vice Chairman & CFO


                                   THE CHASE MANHATTAN BANK, individually and as Administrative Agent, Collateral Agent and Issuing Bank,

                                      by   /s/  Dawn Lee Lum
                                        ---------------------------------------
                                        Name: Dawn Lee Lum
                                        Title: Vice President


                                   BANKERS TRUST COMPANY, individually and as Co-Syndication Agent,

                                      by /s/ Mary Jo Jolly
                                        ---------------------------------------
                                        Name: Mary Jo Jolly
                                        Title: Assistant Vice President


                                   MERRILL LYNCH CAPITAL CORPORATION,
                                   individually and as Co-Syndication Agent,

                                      by  /s/ Carol J.E. Feeley
                                        ---------------------------------------
                                   Name: Carol J.E. Feeley
                                   Title: Vice President

                                   CANADIAN IMPERIAL BANK OF COMMERCE,
                                   individually and as Co-Documentation Agent,

                                      by  /s/ Terence Moore
                                        ---------------------------------------
                                        Name:  Terence Moore
                                        Title:  Executive Director


                                   CREDIT SUISSE FIRST BOSTON, individually and as Co-Documentation Agent,

                                      by   /s/ Robert Hetu
                                        ---------------------------------------
                                        Name: Robert Hetu
                                        Title:Director


                                      by   /s/ Bill O'Daly
                                        ---------------------------------------
                                        Name: Bill O'Daly
                                        Title: Vice President

                                                               SIGNATURE PAGE TO
                                                      AMENDMENT NO. 2 AND WAIVER
                                                   DATED AS OF NOVEMBER 14, 2001
To Approve the
Amendment:



                                      /s/  The Bank of New York
                                      ------------------------------------------
                                      Name of Institution

                                      by  /s/ Michael Flannery
                                        ----------------------------------------
                                        Name:  Michael Flannery
                                        Title:  Vice President

                                                               SIGNATURE PAGE TO
                                                      AMENDMENT NO. 2 AND WAIVER
                                                   DATED AS OF NOVEMBER 14, 2001
To Approve the
Amendment:



                                      /s/ Franklin Floating Rate Trust
                                      ------------------------------------------
                                      Name of Institution

                                      by /s/ Chauncey Lufkin
                                        ----------------------------------------
                                        Name:  Chauncey Lufkin
                                        Title:  Vice President

                                                               SIGNATURE PAGE TO
                                                      AMENDMENT NO. 2 AND WAIVER
                                                 DATED AS OF NOVEMBER [15], 2001
To Approve the
Amendment and Waiver:



                                      /s/ Bank One
                                      ------------------------------------------
                                      Name of Institution

                                      by  /s/ Ronnie Kaplan
                                        ----------------------------------------
                                        Name:  Ronnie Kaplan
                                        Title:  First Vice President

                                                               SIGNATURE PAGE TO
                                                      AMENDMENT NO. 2 AND WAIVER
                                                   DATED AS OF NOVEMBER 14, 2001
To Approve the
Amendment:



                                      /s/ Fuji Bank, Limited
                                      ------------------------------------------
                                      Name of Institution

                                      by  /s/ John D. Doyle
                                        ----------------------------------------
                                        Name:  John D. Doyle
                                        Title:  VP and Manager

                                                               SIGNATURE PAGE TO
                                                      AMENDMENT NO. 2 AND WAIVER
                                                   DATED AS OF NOVEMBER 14, 2001
To Approve the
Amendment:



                                       /s/   Frank F. Sandler
                                      ------------------------------------------
                                      Name of Institution: Scotiabanc Inc


                                      by
                                        ----------------------------------------
                                        Name:  Frank F. Sandler
                                        Title:  Managing Director

                                                               SIGNATURE PAGE TO
                                                      AMENDMENT NO. 2 AND WAIVER
                                                 DATED AS OF NOVEMBER [  ], 2001
To Approve the
Amendment and Waiver:



                                      /s/ CIBC INC.
                                      ------------------------------------------
                                      Name of Institution

                                      by /s/ Terence Moore
                                        ----------------------------------------
                                        Name:  Terence Moore
                                        Title:  Executive Director

                                                               SIGNATURE PAGE TO
                                                      AMENDMENT NO. 2 AND WAIVER
                                                   DATED AS OF NOVEMBER 14, 2001
To Approve the
Amendment:



                                      /s/ PB CAPITAL CORPORATION
                                      ------------------------------------------
                                      Name of Institution

                                      by /s/ Christopher J. Ruzzi
                                        ----------------------------------------
                                        Name:  Christopher J. Ruzzi
                                        Title:  Vice President


                                         /s/ Lisa Moraglia
                                         ---------------------------------------
                                                Lisa Moraglia
                                                  Associate

                                                               SIGNATURE PAGE TO
                                                      AMENDMENT NO. 2 AND WAIVER
                                                   DATED AS OF NOVEMBER 14, 2001
To Approve the
Amendment:



                                       /s/ Darren P. Riley
                                      ------------------------------------------
                                      Name of Institution: MOUNTAIN CAPITAL
                                                                 CLO II LTD


                                      by
                                        ----------------------------------------
                                        Name:  Darren P. Riley
                                        Title:  Director

                                                               SIGNATURE PAGE TO
                                                      AMENDMENT NO. 2 AND WAIVER
                                                   DATED AS OF NOVEMBER 14, 2001
To Approve the
Amendment:


                                      /s/ Stein Roe & Farnham Incorporated,
                                          As Agent for Keyport Life Insurance
                                          Company
                                      ------------------------------------------
                                      Name of Institution

                                      by /s/ James R. Fellows
                                        ----------------------------------------
                                        Name:  James R. Fellows
                                        Title:  Sr. Vice President &
                                                Portfolio Manager

                                                               SIGNATURE PAGE TO
                                                      AMENDMENT NO. 2 AND WAIVER
                                                   DATED AS OF NOVEMBER 14, 2001
To Approve the
Amendment:



                                      /s/ FIRST SOURCE LOAN OBLIGATIONS INSURED
                                          TRUST
                                      ------------------------------------------
                                      Name of Institution

                                      by  /s/ FIRST SOURCE FINANCIAL, INC.,
                                              its SERVICER AND ADMINISTRATOR
                                              Edward A. Szarkowicz
                                        ----------------------------------------
                                        Name:  Edward A. Szarkowicz
                                        Title:  Senior Vice President &
                                                General Counsel

                                                               SIGNATURE PAGE TO
                                                      AMENDMENT NO. 2 AND WAIVER
                                                   DATED AS OF NOVEMBER 14, 2001
To Approve the
Amendment:



                                      /s/ M.E. Stearns
                                          FOOTHILL INCOME TRUST II., L.P.
                                      ------------------------------------------
                                      Name of Institution

                                      by /s/ FIT II GP, LLC, its General Partner
                                        ----------------------------------------
                                        Name:  M.E. Stearns
                                        Title:  Managing Member